Filed pursuant to Rule 497

File No. 333-175654

FS INVESTMENT CORPORATION II

Supplement dated April 26, 2013

to

Prospectus dated May 18, 2012

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation II dated May 18, 2012, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest in shares of our common stock.

Risk Factors

Management’s Discussion and Analysis of Financial Condition and Results of Operations

This supplement supplements and amends the sections of the Prospectus entitled “Risk Factors— Risks Relating to Debt Financing—We are subject to risks associated with our debt securitization facility” and each of the sub-risk factors under such section and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—JPM Financing” to include the following immediately after the disclosure in each such section regarding the debt financing arrangement with JPMorgan Chase Bank, N.A., London Branch (dollar amounts are not presented in thousands):

On April 23, 2013, we amended our debt financing arrangement with JPM to increase the amount available to us from $300 million to $550 million. In connection with the increase in the amount available under the debt financing arrangement, the aggregate market value of loans that we may sell from time to time to Lehigh River was increased from approximately $640 million to approximately $1,174 million. As of April 23, 2013, we have sold loans to Lehigh River for a purchase price of approximately $205 million, all of which consisted of the issuance to us of equity interests in Lehigh River. It is anticipated that the aggregate amount of loans held by Lehigh River when the financing arrangement, as amended, is fully-ramped will be approximately $1,174 million.

The loans held by Lehigh River will secure the obligations of Lehigh River under certain Class A Floating Rate Notes (or, together with the notes issued prior to April 23, 2013, the Class A Notes) to be issued from time to time by Lehigh River to Cobbs Creek pursuant to the Amended and Restated Indenture, dated as of February 6, 2013 as supplemented by Supplemental Indenture No. 1, dated April 23, 2013, or the Amended and Restated Indenture, with Citibank, as trustee. Pursuant to the Amended and Restated Indenture, the aggregate principal amount of Class A Notes that may be issued by Lehigh River from time to time was increased from $360 million to $660 million and the stated maturity date of the Class A Notes was changed from February 20, 2024 to May 20, 2024. All principal and interest on the Class A Notes will be due and payable on the stated maturity date. Cobbs Creek will purchase the Class A Notes to be issued by Lehigh River from time to time at a purchase price equal to their par value.

In connection with the increase in the amount available under the debt financing arrangement, Cobbs Creek entered into certain amendments to its repurchase transaction with JPM pursuant to the terms of a TBMA/ISMA 2000 Amended and Restated Global Master Repurchase Agreement and related Annex and Amended and Restated Confirmation thereto, each dated as of April 23, 2013, or collectively, the Amended and Restated JPM Facility. Pursuant to the Amended and Restated JPM Facility, JPM has agreed to purchase from time to time Class A Notes held by Cobbs Creek for an aggregate purchase price equal to approximately 83.33% of the principal amount of Class A Notes purchased. Subject to certain conditions, the maximum principal amount of Class A Notes that may be purchased under the Amended and Restated JPM Facility was increased from $360 million to $660 million. Accordingly, the maximum amount payable at any time to Cobbs Creek under the Amended and Restated JPM Facility was increased from $300 million to $550 million. The final repurchase transaction under the Amended and Restated JPM Facility must occur no later than May 20, 2017. Commencing May 20, 2015, Cobbs Creek is permitted to reduce (based on certain thresholds) the aggregate principal amount of Class A Notes subject to the Amended and Restated JPM Facility.

In connection with the increase in the amount available under the debt financing arrangement, the aggregate market value of loans that we may sell from time to time to Cobbs Creek was increased from approximately $180 million to approximately $330 million. The loans purchased by Cobbs Creek from us will secure the obligations of Cobbs Creek under the Amended and Restated JPM Facility. As of April 23, 2013, we have sold loans to Cobbs Creek for a purchase price of approximately $36 million, all of which consisted of the issuance to us of equity interests in Cobbs Creek.

As of April 23, 2013, Class A Notes in the aggregate principal amount of approximately $232.8 million had been purchased by Cobbs Creek from Lehigh River and subsequently sold to JPM under the JPM Facility for aggregate proceeds of approximately $194 million. During the approximately 150-day period following April 23, 2013, Lehigh River intends to issue and sell to Cobbs Creek an additional $427.2 million in aggregate principal amount of Class A Notes and Cobbs Creek intends to enter into additional repurchase transactions under the Amended and Restated JPM Facility with respect to such Class A Notes.

No other material terms of this financing arrangement with JPM changed in connection with the amendments described above.